SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                           ----------------------

                                  FORM 8-K

                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): June 25, 1999


                         AMERICAN TELECASTING, INC.
           (Exact Name of Registrant as Specified in its Charter)


                                  DELAWARE
               (State or Other Jurisdiction of Incorporation)


            0-23008                                54-1486988
     (Commission File Number)          (I.R.S. Employer Identification No.)

        5575 Tech Center Drive, Suite 300                       80919
          Colorado Springs, Colorado
     (Address of Principal Executive offices)                 (Zip Code)


                               (719) 260-5533
            (Registrant's Telephone Number, Including Area Code



 Item 5.           Other Events.

 On June 25, 1999, the stockholders of American Telecasting, Inc. (the "Company") approved the Company's proposed acquisition by Sprint Corporation ("Sprint") at the Company's special meeting. Completion of the proposed acquisition remains subject to the grant of applications from the Federal Communications Commission ("FCC") approving the transfer of control of FCC authorizations.

 As previously announced, on April 26, 1999, the Company, Sprint, a Kansas corporation, and DD Acquisition, Corp., a Delaware corporation and a wholly owned subsidiary of Sprint ("Acquisition"), entered into an Agreement and Plan of Merger, pursuant to which Acquisition would be merged with and into the Company, with the Company being the surviving corporation of such merger.

 Item 7. Financial Statements, Pro Forma Financial Information and
         Exhibits.

 (c)      Exhibits

 Exhibit No.    Exhibit
 -----------    -------
   99.1         Press Release dated June 25, 1999




                                 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AMERICAN TELECASTING, INC.

                                    By:  /s/ David K. Sentman
                                       -----------------------------------
 Date:  June 28, 1999               Name:  David K. Sentman
                                    Title: Senior Vice President and Chief
                                           Financial Officer




 EXHIBIT INDEX

 Exhibit No.    Exhibit
 -----------    -------
    99.1        Press Release dated June 25, 1999